SmartTrust 636 and 637

Supplement to the Prospectus

Notwithstanding anything to the contrary in each trust’s prospectus, the portfolios for High 20 Dividend Strategy Trust, Series 36 and Premier Banking Opportunities Trust, Series 5 no longer include shares of New York Community Bancorp, Inc. (NYSE: NYCB).

Supplement Dated: March 7, 2024